Debt	12 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
Debt	Debt

	June 30, 2019	June 30, 2018
Senior secured credit facility	$621,224	$432,414
7.0% Senior unsecured notes due 2026	400,000	400,000
Other	14,361	7,015
Debt issuance costs and debt discounts	(12,018)	(12,585)
Total debt outstanding, net	1,023,567	826,844
Less: short-term debt (1)	81,277	59,259
Long-term debt	$942,290	$767,585

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(1) Balances as of June 30, 2019 and June 30, 2018 are inclusive of short-term debt issuance costs and debt discounts of $2,419 and $2,012, respectively.
Our Debt
Our various debt arrangements described below contain customary representations, warranties and events of default. As of June 30, 2019, we were in compliance with all financial and other covenants related to our debt.
Senior Secured Credit Facility
On January 7, 2019, we amended the terms of our senior secured credit facility, resulting in an increase in loan commitments to both our revolving loans and term loans. The terms and covenants of the senior secured credit facility remain unchanged. As of June 30, 2019, we had a committed credit facility of $1,592,466 as follows:

•	Revolving loans of $1,087,257 with a maturity date of June 14, 2023

•	Term loans of $505,209 amortizing over the loan period, with a final maturity date of June 14, 2023
Under the terms of our credit agreement, borrowings bear interest at a variable rate of interest based on LIBOR plus 1.375% to 2.0%. Interest rates depend on our leverage ratio, which is the ratio of our consolidated total indebtedness to our consolidated EBITDA, as defined by the credit agreement. As of June 30, 2019, the weighted-average interest rate on outstanding borrowings was 3.90%, inclusive of interest rate swap rates. We are also required to pay a commitment fee on unused balances of 0.225% to 0.35% depending on our leverage ratio. We have pledged the assets and/or share capital of a number of our subsidiaries as collateral for our outstanding debt as of June 30, 2019.
Our credit agreement contains financial and other covenants, including but not limited to limitations on (1) our incurrence of additional indebtedness and liens, (2) the consummation of certain fundamental organizational changes or intercompany activities, for example acquisitions, (3) investments and restricted payments including the amount of purchases of our ordinary shares or payments of dividends, and (4) the amount of consolidated capital expenditures that we may make in each of our fiscal years through June 30, 2023. The credit agreement also contains financial covenants calculated on a trailing twelve month, or TTM, basis that:

•
our consolidated leverage ratio, which is the ratio of our consolidated indebtedness (*) to our TTM consolidated EBITDA (*), will not exceed 4.75, but may, on no more than three occasions during the term of the Credit Agreement, be increased to 5.00 for four consecutive quarters for certain permitted acquisitions;

•
our senior secured leverage ratio, which is the ratio of our consolidated senior secured indebtedness (*) to our TTM consolidated EBITDA (*), will not exceed 3.25 to 1.00, but may, on no more than three occasions during the term of the Credit Agreement, be increased to 3.50 for four consecutive quarters for certain permitted acquisitions.

•	our interest coverage ratio, which is the ratio of our consolidated EBITDA (*) to our consolidated interest expense, will be at least 3.00.
Indenture and Senior Unsecured Notes
On June 15, 2018, we completed a private placement of $400,000 in aggregate principal amount of 7.0% senior unsecured notes due 2026 (the “2026 Notes”). We issued the 2026 Notes pursuant to a senior notes indenture dated as of June 15, 2018, among Cimpress plc, our subsidiary guarantors, and MUFG Union Bank, N.A., as trustee (the "Indenture"). We used the net proceeds from the 2026 Notes during fiscal 2018 to redeem all of the outstanding 7.0% senior unsecured notes due 2022, repay a portion of the indebtedness outstanding under our revolving credit facility and pay all related fees and expenses.
The 2026 Notes bear interest at a rate of 7.0% per annum and mature on June 15, 2026. Interest on the Notes is payable semi-annually on June 15 and December 15 of each year, commencing on December 15, 2018, to the holders of record of the 2026 Notes at the close of business on June 1 and December 1, respectively, preceding such interest payment date.

The 2026 Notes are senior unsecured obligations and rank equally in right of payment to all our existing and future senior unsecured debt and senior in right of payment to all of our existing and future subordinated debt. The Notes are effectively subordinated to any of our existing and future secured debt to the extent of the value of the assets securing such debt. Subject to certain exceptions, each of our existing and future subsidiaries that is a borrower under or guarantees our senior secured credit facilities will guarantee the 2026 Notes.
The indenture under which the 2026 Notes are issued contains various covenants, including covenants that, subject to certain exceptions, limit our and our restricted subsidiaries’ ability to incur and/or guarantee additional debt; pay dividends, repurchase shares or make certain other restricted payments; enter into agreements limiting dividends and certain other restricted payments; prepay, redeem or repurchase subordinated debt; grant liens on assets; enter into sale and leaseback transactions; merge, consolidate or transfer or dispose of substantially all of our consolidated assets; sell, transfer or otherwise dispose of property and assets; and engage in transactions with affiliates.
We have the right to redeem, at any time prior to June 15, 2021, some or all of the 2026 Notes at a redemption price equal to 100% of the principal amount redeemed, plus a make-whole amount as set forth in the Indenture, plus, in each case, accrued and unpaid interest to, but not including, the redemption date. In addition, we have the right to redeem, at any time prior to June 15, 2021, up to 40% of the aggregate outstanding principal amount of the 2026 Notes at a redemption price equal to 107% of the principal amount thereof, plus accrued and unpaid interest to, but not including, the redemption date, with the net proceeds of certain equity offerings by Cimpress. At any time on or after June 15, 2021, we may redeem some or all of the Notes at the redemption prices specified in the Indenture, plus accrued and unpaid interest to, but not including, the redemption date.
As of June 30, 2019, we were in compliance with all financial and other covenants under the credit agreement and senior unsecured notes indenture.
Other Debt
Other debt consists primarily of term loans acquired through our various acquisitions or used to fund certain capital investments. As of June 30, 2019 and June 30, 2018 we had $14,361 and $7,015, respectively, outstanding for those obligations that are payable through March 2025.